SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 5, 1996



                         GENERAL KINETICS INCORPORATED
             (Exact name of registrant as specified in its charter)


        Virginia                      0-1738                    54-0594435
      (State or other              (Commission                (IRS Employer
      jurisdiction of               File Number)              Identification
      incorporation)                                          Number)




14130-C Sullyfield Circle, Chantilly, Virginia     22021-1615
(Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (703) 802-9300



                                 Not Applicable
         (Former name or former address, if changed since last report)

         Item 2.  Acquisition or Disposition of Assets.

                  Sale of Secure Communications Division

                           As of December 5, 1996, General Kinetics Incorporated ("GKI") completed the sale of its secure communications business to Cryptek Secure Communications, LLC (the "Purchaser"), a Delaware limited liability company, the majority of whose equity interests are owned by affiliates of Angelo Gordon & Co., L.P.

                           In the transaction GKI received $1.75 million in cash, a $750,000 secured promissory note payable over three years (bearing interest at 1% over the prime rate) and $1.5 million face amount of 6% convertible preferred equity of the Purchaser which must be redeemed by the Purchaser within five years (unless previously converted). Such preferred equity interest is convertible, at GKI's option, into 4.2% of the regular membership interests in the Purchaser on a diluted basis. The Purchaser also assumed certain liabilities related to the secure communications business, subject to the terms and conditions of the agreement of sale. The foregoing summary is not a complete description of the terms of the reported transaction; reference is made to the copy of the agreement between the Purchaser and GKI attached as Exhibit 2.1 hereto and incorporated herein by reference. Such summary is qualified in all respects by such reference.

                           The consideration received by GKI for its secure communications business was determined in arms-length negotiations with the Purchaser. GKI is not aware of any material relationship between it or any of its directors and officers, or between any affiliate or the directors or officers of any affiliate and the Purchaser, that existed at the date of the disposition.

         Item 5.  Other Events.

                           Although GKI had earlier deferred a previously contemplated one-for-three reverse stock until split after completion of the sale of its secure communications business, GKI does not now anticipate implementing such reverse stock split in the immediate future, if at all.


         Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                           The following unaudited consolidated pro forma balance sheet at August 31, 1996, and the unaudited consolidated pro forma statements of income for the three months ended August 31, 1996 and the fiscal year ended May 31, 1996 give effect to the disposition of the secure communications business of GKI to the Purchaser. The pro forma statements of income assume the transaction occurred on June 1, 1995. The unaudited pro forma financial information is based on the historical financial statements of GKI, giving effect to the disposition and to the assumptions and adjustments in the accompanying notes to the unaudited pro forma financial information.

                           The unaudited pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of operations which would actually have been obtained if the transaction had occurred in the periods indicated below or which may exist or be obtained in the future. The ultimate use of the proceeds may differ from the assumptions used herein. The unaudited pro forma financial information should be read in conjunction with the notes thereto and the historical GKI consolidated financial statements and notes thereto included in GKI's latest annual report on Form 10-K and latest quarterly report on Form 10-Q.

                         General Kinetics Incorporated
                      Pro Forma Consolidated Balance Sheet
                               At August 31, 1996
                                  (Unaudited)



                                                                                                    PRO FORMA
                                                                            ---------------------------------------------
                                                             August 31,        Secure
                                                               1996            Comm.
                                                             Form 10-Q        Division      Adjustments       Adjusted
                      Assets
Current Assets:
     Cash and cash equivalents                            $      153,600                     $1,750,000(a)  $   1,903,600
     Accounts receivable, net of allowance                     2,236,400       (604,700)                        1,631,700
     Inventories                                               2,906,400     (2,374,800)                          531,600
     Prepaid expenses and other                                   28,900         (6,900)                           22,000
                                                          --------------     ----------      ----------     -------------
     Total Current Assets                                      5,325,300     (2,986,400)      1,750,000         4,088,900
                                                          --------------     ----------      ----------     -------------

Note Receivable                                                                                 750,000(a)        750,000

Property, Plant and Equipment                                  6,899,500     (2,073,100)                        4,826,400
Less:  Accumulated Depreciation                               (5,475,600)     1,900,700                        (3,574,900)
                                                          --------------     ----------      ----------     -------------

                                                               1,423,900       (172,400)             --         1,251,500

Other Assets, principally capitalized software                   311,200       (296,600)                           14,600
                                                          --------------     ----------      ----------     -------------

     Total Assets                                          $   7,060,400   $ (3,455,400)     $2,500,000     $   6,105,000
                                                          ==============     ==========      ==========     =============


        Liablilities and Stockholders' Deficit

Current Liabilities:
     Advances from factor                                 $      317,000                                    $      317,000
     Current maturities of long-term debt                        218,600          (1,400)                          217,200
     Accounts payable, trade                                   1,429,000        (526,200)                          902,800
     Accrued expenses and other payables                       1,195,400        (399,500)      115,000(b)          910,900
                                                          --------------     -----------     ---------      --------------
     Total Current Liabilities                                 3,160,000        (927,100)      115,000           2,347,900
                                                          --------------     -----------     ---------      --------------

Long-Term debt - less current maturities                       9,778,300                                         9,778,300
Other long-term liabilities                                      282,200                                           282,200
                                                          --------------     -----------     ---------      --------------
     Total Long-Term Liabilities                              10,060,500              --                        10,060,500
                                                          --------------     -----------     ---------      --------------


     Total Liabilities                                        13,220,500        (927,100)      115,000          12,408,400
                                                          --------------     -----------     ---------      --------------

Stockholders' Deficit:
     Common Stock, $0.25 par value                             1,759,000                                         1,759,000
     Additional Contributed Capital                            7,186,900                                         7,186,900
     Accumulated Deficit                                     (14,655,800)     (2,528,300)    2,385,000         (14,799,100)
                                                          --------------     -----------     ---------      --------------
                                                              (5,709,900)     (2,528,300)    2,385,000          (5,853,200)
     Less:  Unearned ESOP shares                                      --                                                --
            Treasury Stock, at cost (526,632 shares)            (450,200)                                         (450,200)

     Total Stockholders' Deficit                              (6,160,100)     (2,528,300)    2,385,000          (6,303,400)
                                                          --------------     -----------     ---------      --------------

     Total Liabilities and Stockholders' Deficit           $   7,060,400    $ (3,455,400)   $2,500,000       $   6,105,000
                                                          ==============     ===========     =========      ==============

                                     Page 4

                 General Kinetics Incorporated and Subsidiaries
                Pro Forma Consolidated Statements of Operations
                         Quarter Ended August 31, 1996
                                  (Unaudited)

                                                                                        PRO FORMA
                                                                            --------------------------------
                                                         Quarter Ended        Secure
                                                           August 31,          Comm
                                                              1996           Division          Adjusted
Net Sales                                                 $    3,490,000    $      851,000    $    2,639,000
Cost of Sales                                                  2,484,900           571,200         1,913,700
                                                         ---------------    --------------    --------------
Gross Profit                                                   1,005,100           279,800           725,300
                                                         ---------------    --------------    --------------
Selling, General & Administrative                                654,300           192,100           462,200

Product Research, Development & Improvement                      181,600           122,500            59,100
                                                         ---------------    --------------    --------------

Total Operating Expenses                                         835,900           314,600           521,300
                                                         ---------------    --------------    --------------

Operating Income                                                 169,200           (34,800)          204,000

Interest Expense                                                 105,400                             105,400
                                                         ---------------    --------------    --------------

Net Income                                               $        63,800   $       (34,800)  $        98,600
                                                         ===============    ==============    ==============

Net Earnings per share                                   $          0.00   $         (0.01)  $          0.00
                                                         ===============    ==============    ==============

Weighted Average Number of Common Shares
  and Dilutive Equivalents Outstanding                        25,508,925         6,508,925        25,508,925
                                                         ===============    ==============    ==============

                 General Kinetics Incorporated and Subsidiaries
                Pro Forma Consolidated Statements of Operations
                         Fiscal Year Ended May 31, 1996
                                  (Unaudited)


                                                                                        PRO FORMA
                                                                            --------------------------------
                                                              FY Ended           Secure
                                                               May 31,            Comm
                                                                1996            Division          Adjusted
Net Sales                                                  $  15,368,400    $    7,253,200    $    8,115,200
Cost of Sales                                                 11,668,200         5,578,500         6,089,700
                                                           -------------    --------------    --------------
Gross Profit                                                   3,700,200         1,674,700         2,025,500
                                                           -------------    --------------    --------------
Selling, General & Administrative                              3,170,000         1,395,900         1,774,100

Product Research, Development & Improvement                      945,900           863,800            82,100
                                                           -------------    --------------    --------------
Total Operating Expenses                                       4,115,900         2,259,700         1,856,200
                                                           -------------    --------------    --------------
Operating Income                                                (415,700)         (585,000)          169,300

Interest Expense                                                 337,000             2,000           335,000
                                                           -------------    --------------    --------------
Net Income                                                $     (752,700)   $     (587,000)   $     (165,700)
                                                          ==============    ==============    ==============
Net Earnings per share                                    $        (0.12)   $        (0.09)   $        (0.03)
                                                          ==============    ==============    ==============
Weighted Average Number of Common Shares
  and Dilutive Equivalents Outstanding                         6,508,925         6,508,925         6,508,925
                                                          ==============    ==============    ==============

                                     Page 6

         Notes to the Pro Forma Consolidated Financial Statements

         The pro forma balance sheet pro forma adjustments column at August 31, 1996 reflects the following:

         a. Represents the cash proceeds and note receivable from the disposal of the secure communications business. Management has not determined what portion of the proceeds, if any, will be used to retire debt.

         b. Represents the estimated closing costs related to the disposition. GKI is currently in the process of calculating the actual closing costs relating to the secure communications business.

         GKI has determined that the $1.5 million face amount of convertible preferred equity of the Purchaser received by GKI in the transaction is contingent consideration and the value is dependent upon future earnings by the Purchaser. Accordingly, the pro forma consolidated balance sheet does not record any value related to such interest.

         The actual gain or loss to be recorded as of December 5, 1996 will differ from the estimated pro forma loss assumed in the August 31, 1996 pro forma balance sheet.

         Such gain or loss on the sale has been excluded from the accompanying pro forma consolidated statements of income as it represents a direct, nonrecurring effect of the transaction. The actual gain or loss is not anticipated to be material to GKI's annual consolidated results of operations.

         (c)      Exhibits.

                  2.1 Asset Purchase Agreement ("Asset Purchase Agreement") between General Kinetics Incorporated and Cryptek Secure Communications, LLC, a Delaware limited liability company formed by affiliates of Angelo, Gordon & Co., L.P., dated as of November 1, 1996.

                  2.2 List of contents of Exhibits and Schedules to the Asset Purchase Agreement. Registrant hereby undertakes to furnish to the Commission supplementally a copy of any omitted Exhibit or Schedule upon request.

                                   SIGNATURES

                           Pursuant  to  the   requirements  of  the  Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GENERAL KINETICS INCORPORATED


         Date:  December 20, 1996               /s/ Sandy B. Sewitch
                                                --------------------
                                                Sandy B. Sewitch
                                                Chief Financial Officer
                                                (Principal Accounting Officer
                                                 and Principal Financial
                                                 Officer)

                                 Exhibit Index


         Exhibit
         Number                    Description

           2.1 Asset Purchase Agreement ("Asset Purchase Agreement") between General Kinetics Incorporated and Cryptek Secure Communications, LLC, a Delaware limited liability company formed by affiliates of Angelo, Gordon & Co., L.P., dated as of November 1, 1996.

           2.2 List of contents of Exhibits and Schedules to the Asset Purchase Agreement.